As filed with the Securities and                     Registration No. 333-75638
Exchange Commission on June 7, 2002


 ===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 1 ON
                                    FORM S-8
                          TO REGISTRATION STATEMENT ON
                              FORM S-4 (333-75638)
                        UNDER THE SECURITIES ACT OF 1933


                                 SYNOPSYS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                            7372                 56-1546236
 (State or other jurisdiction      (Primary Standard Industrial  (IRS Employer
of incorporation or organization)   Classification Code Number)   Identification
                                                                        No.)
                            700 EAST MIDDLEFIELD ROAD
                         MOUNTAIN VIEW, CALIFORNIA 94043
               (Address of principal executive offices) (Zip Code)



            Avant! Corporation 1995 Stock Option/Stock Issuance Plan
            Avant! Corporation 2000 Stock Option/Stock Issuance Plan
                  ACEO Technology, INC. 1996 Stock Option Plan
             Chrysalis SYMBOLIC DESIGN, INC. 1993 Stock Option Plan
                      InterHDL, INC. 1993 Stock Option Plan
        Integrated Silicon Systems, INC. 1986 Incentive Stock Option Plan
        Integrated Silicon Systems, INC. 1993 Incentive Stock Option Plan
            Technology Modeling Associates 1996 Equity Incentive Plan


                            (Full title of the Plans)


                                 AART J. DE GEUS
                             CHIEF EXECUTIVE OFFICER
                                 SYNOPSYS, INC.
                            700 EAST MIDDLEFIELD ROAD
                         MOUNTAIN VIEW, CALIFORNIA 94043
                     (Name and address of agent for service)
                                 (650) 584-5000
          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
         Title of                     Amount                   Proposed               Proposed               Amount of
        Securities                     to be                   Maximum                 Maximum             Registration
           to be                  Registered (1)               Offering               Aggregate                  Fee (3)
        Registered                -------------                 Price                 Offering             -------------
        ----------                                          per Share (3)             Price (3)
                                                            -------------             ---------
Common Stock, $0.01 par value,
to be Issued under the
following plans:

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
Avant! Corporation 1995           777,633 shares                 N/A                     N/A                    N/A
Stock Option/Stock
Issuance Plan

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
Avant! Corporation 2000          1,232,210 shares                N/A                     N/A                    N/A
Stock Option/Stock
Issuance Plan

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
ACEO Technology, Inc. 1996         2,374 shares                  N/A                     N/A                    N/A
Stock Option Plan

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
Chrysalis Symbolic Design,         20,419 shares                 N/A                     N/A                    N/A
Inc. 1993 Stock Option Plan

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
InterHDL, Inc. 1993 Stock           765 shares                   N/A                     N/A                    N/A
Option Plan

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
Integrated Silicon                 3,094 shares                  N/A                     N/A                    N/A
Systems, Inc. 1986
Incentive Stock Option Plan

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
Integrated Silicon                126,860 shares                 N/A                     N/A                    N/A
Systems, Inc. 1993
Incentive Stock Option Plan

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
Technology Modeling               108,095 shares                 N/A                     N/A                    N/A
Associates 1996 Equity
Incentive Plan

---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
Preferred Share Purchase
Rights (2)
---------------------------- -------------------------- ----------------------- ---------------------- ----------------------
TOTAL                                2,271,450
---------------------------- -------------------------- ----------------------- ---------------------- ----------------------


(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable under the option plans listed in the table above (the "Plans") by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock. These shares were initially registered on the Registration Statement on Registration Statement on Form S-4 (Registration No. 333-75638) on December 21, 2001 (the "Form S-4").

(2) Preferred Share Purchase Rights (the "Rights") initially trade together with the Common Stock. The value attributable to the Rights, if any, is reflected in the market price of the Common Stock.

(3) A Registration fee was paid previously in connection with the initial registration of these shares on the Form S-4. Accordingly, in accordance with Rule 457(b), no additional registration fee is required.

                                     PART II

               Information Required in the Registration Statement

Item 3.  Incorporation of Documents by Reference

Synopsys, Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 2001 filed with the Commission on January 25, 2002 (as amended on Form 10-K/A filed with the Commission on March 1, 2002), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

     (b) The Registrant's Quarterly Reports on Form 10-Q for the quarter ended January 31, 2002 filed with the Commission on March 18, 2002;

     (c) The Registrant's Current Reports on Form 8-K filed with the Commission on December 5, 2001, May 7, 2002 and June 6, 2002;

     (d) The Registrant's Registration Statement on Form 8-A, filed with Commission on January 24, 1992, pursuant to Section 12(g) of the 1934 Act, in which there is described the terms, rights and provisions applicable to the Registrant's Common Stock; and

     (e) The Registrant's Registration Statement on Form 8-A, filed with the Commission on October 31, 1997, pursuant to Section 12(g) of the 1934 Act, and as amended on Form 8-A/A on December 13, 1999 and April 10, 2000 in which there is described the terms, rights and provisions applicable to the Registrant's Preferred Share Purchase Rights.

          All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

Not Applicable.

Item 5.  Interests of Named Experts and Counsel

Not Applicable.

Item 6.  Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

Article X of the Registrant's Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware Law.

Article VII of the Registrant's Bylaws provides for the indemnification of officers, directors and third parties to the fullest extent permissible under Delaware Law, which provisions are deemed to be a contract between the Registrant and each director and officer who serves in such capacity while such bylaw is in effect.

The Registrant has entered into indemnification agreements with its directors and executive officers, in addition to the indemnification provided for in the Registrant's Bylaws, and intends to enter into indemnification agreements with any new directors and executive officers in the future. The Registrant has also obtained liability insurance for the benefit of its directors and officers.

In general, members of any of the committees administering the Plans shall be entitled to full indemnification and reimbursement as members of the Board of Directors. No member of such committees, generally, shall be liable for any act of omission made in good faith with respect to the Plans or any option grants or stock issuances thereunder.


Item 7.  Exemption from Registration Claimed

                  Not Applicable.

Item 8.  Exhibits

Exhibit Number             Exhibit

------------------------ ---------------------------------------------------------------------------------------------
4.1*                     Instruments Defining the Rights of Stockholders.*
------------------------ ---------------------------------------------------------------------------------------------
4.2**                    Fourth  Amended  and  Restated  Certificate  of  Incorporation  (filed as Exhibit 3.1 to the
                         Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 2001 (the
                         "Annual Report") and incorporated herein by reference)
------------------------ ---------------------------------------------------------------------------------------------
4.3**                    Restated  By-laws  of  Synopsys,  Inc.  (filed as  Exhibit  3.3 to the  Annual  Report)  and incorporated herein by reference)
------------------------ ---------------------------------------------------------------------------------------------
4.4                      Avant! Corporation 1995 Stock Option/Stock Issuance Plan
------------------------ ---------------------------------------------------------------------------------------------
4.5                      Avant! Corporation 2000 Stock Option/Stock Issuance Plan
------------------------ ---------------------------------------------------------------------------------------------
4.6                      Chrysalis Symbolic Design, Inc. 1993 Stock Option Plan
------------------------ ---------------------------------------------------------------------------------------------
4.7                      InterHDL, Inc. 1993 Stock Option Plan
------------------------ ---------------------------------------------------------------------------------------------
4.8                      Integrated Silicon Systems, Inc. 1986 Incentive Stock Option Plan
------------------------ ---------------------------------------------------------------------------------------------
4.9                      Integrated Silicon Systems, Inc. 1993 Incentive Stock Option Plan
------------------------ ---------------------------------------------------------------------------------------------
4.10                     Technology Modeling Associates 1996 Equity Incentive Plan
------------------------ ---------------------------------------------------------------------------------------------
5.1**                    Opinion of Cleary, Gottlieb, Steen & Hamilton
------------------------ ---------------------------------------------------------------------------------------------
23.1**                   Consent of KPMG LLP, Independent Auditors
------------------------ ---------------------------------------------------------------------------------------------
23.2**                   Consent of Cleary, Gottlieb, Steen & Hamilton is contained in Exhibit 5.1
------------------------ ---------------------------------------------------------------------------------------------
24.1**                   Power of Attorney.  Reference is made to page II-4 of this Registration Statement
------------------------ ---------------------------------------------------------------------------------------------

   --------------------------------
   * Reference is made to the Registrant's Registration Statements on Form 8-A, including the exhibits thereto, incorporated herein by reference pursuant to Items 3(d) and 3(e) of this Registration Statement.
   ** Incorporated by Reference.






Item 9.  Undertakings

A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"), (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses
(1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California on this 6th day of June, 2002.

                                                    SYNOPSYS, INC.


                                          By:      /s/ Robert B. Henske
                                                   --------------------------
                                                   Robert B. Henske
                                                   Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities indicated:

Signature                                   Title



*                                           Chief Executive Officer
-------------------------------------       (Principal Executive Officer) and
Aart J. de Geus                             Chairman of the Board of Directors



*                                           President, Chief Operating Officer
-------------------------------------       and Director
Chi-Foon Chan



*                                           Chief Financial Officer
-------------------------------------       (Principal Accounting Officer)
Robert B. Henske



*                                           Corporate Controller
-------------------------------------       (Principal Accounting Officer)
Richard Rowley



*                                           Director
-------------------------------------
Andy D. Bryant



*                                           Director
-------------------------------------
Deborah A. Coleman


*                                           Director
-------------------------------------
Bruce R. Chizen


*                                           Director
-------------------------------------
A. Richard Newton

*                                           Director
-------------------------------------
Sasson Somekh

*                                           Director
-------------------------------------
Steven C. Walske



Date: June 6, 2002



*By:/s/   Robert B. Henske
   -----------------------------------------
      Robert B. Henske, as Attorney-in-Fact



                                  EXHIBIT INDEX

Exhibit Number             Exhibit

------------------------ ---------------------------------------------------------------------------------------------
4.1*                     Instruments Defining the Rights of Stockholders.*
------------------------ ---------------------------------------------------------------------------------------------
4.2**                    Fourth  Amended  and  Restated  Certificate  of  Incorporation  (filed as Exhibit 3.1 to the
                         Registrant's Annual Report on Form 10-K for the fiscal year ended October 31, 2001 (the
                         "Annual Report") and incorporated herein by reference)
------------------------ ---------------------------------------------------------------------------------------------
4.3**                    Restated  By-laws  of  Synopsys,  Inc.  (filed as  Exhibit  3.3 to the  Annual  Report)  and incorporated herein by reference)
------------------------ ---------------------------------------------------------------------------------------------
4.4                      Avant! Corporation 1995 Stock Option/Stock Issuance Plan
------------------------ ---------------------------------------------------------------------------------------------
4.5                      Avant! Corporation 2000 Stock Option/Stock Issuance Plan
------------------------ ---------------------------------------------------------------------------------------------
4.6                      Chrysalis Symbolic Design, Inc. 1993 Stock Option Plan
------------------------ ---------------------------------------------------------------------------------------------
4.7                      InterHDL, Inc. 1993 Stock Option Plan
------------------------ ---------------------------------------------------------------------------------------------
4.8                      Integrated Silicon Systems, Inc. 1986 Incentive Stock Option Plan
------------------------ ---------------------------------------------------------------------------------------------
4.9                      Integrated Silicon Systems, Inc. 1993 Incentive Stock Option Plan
------------------------ ---------------------------------------------------------------------------------------------
4.10                     Technology Modeling Associates 1996 Equity Incentive Plan
------------------------ ---------------------------------------------------------------------------------------------
5.1**                    Opinion of Cleary, Gottlieb, Steen & Hamilton
------------------------ ---------------------------------------------------------------------------------------------
23.1**                   Consent of KPMG LLP, Independent Auditors
------------------------ ---------------------------------------------------------------------------------------------
23.2**                   Consent of Cleary, Gottlieb, Steen & Hamilton is contained in Exhibit 5.1
------------------------ ---------------------------------------------------------------------------------------------
24.1**                   Power of Attorney.  Reference is made to page II-4 of this Registration Statement
------------------------ ---------------------------------------------------------------------------------------------

   --------------------------------
   * Reference is made to the Registrant's Registration Statements on Form 8-A, including the exhibits thereto, incorporated herein by reference pursuant to Items 3(d) and 3(e) of this Registration Statement.
   **Incorporated by Reference.